AdvanceDesignsSM Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated March 28, 2024
To Statutory Prospectus Dated May 1, 2023

Effective immediately, the last paragraph in the section of the Prospectus entitled “Charges and Deductions – Deduction of Advisory Fees” is deleted in its entirety and replaced with the following information:

We have entered into an agreement with an investment adviser, Kessler Investment Group, LLC (“Kessler”), to provide asset allocation services in connection with the Contract. In providing such asset allocation services, Kessler currently uses the Ibbotson Asset Allocation Program, a proprietary asset allocation and rebalancing program developed by Ibbotson Associates Advisors, LLC. We pay Kessler a monthly fee, which is based on the aggregate Contract Value of those Contracts for which Owners have retained Kessler to provide such services. Kessler has agreed that it will not charge Owners for its asset allocation services provided in connection with the Contract for so long as its agreement with the Company is in effect. You should consult with your representative for details regarding Kessler’s services.

Please Retain This Supplement For Future Reference